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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 8, 1998


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


         1-8552                                          31-0738296
(Commission File Number)                       (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5.        OTHER EVENTS

On September 8, 1998, BANC ONE CORPORATION ("BANC ONE") and First Chicago NBD Corporation ("First Chicago NBD") jointly issued a press release announcing the proposed sale of offices of First Chicago NBD's affiliate, NBD Bank, in Indiana to Union Planters Corporation, largely to satisfy antitrust concerns associated with the pending merger of BANC ONE and First Chicago NBD. A copy of such press release is filed herein as Exhibit 99.1 and incorporated by reference herein.

Also on September 8, 1998, BANC ONE and First Chicago NBD jointly issued a press release announcing matters related to their merger integration process. A copy of such press release is filed herein as Exhibit 99.2 and incorporated by reference herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BANC ONE CORPORATION
                                          (Registrant)

Date:  September 11, 1998                 By: /s/ Steven A. Bennett
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                                              Steven A. Bennett
                                              Senior Vice President

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